UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 10, 2007 (December 4, 2007)

American Enterprise Development Corporation
(Exact name of registrant as specified in its charter)

Texas	000-50526	76-0649310
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2544 Tarpley Rd., Suite 104
Carrollton, Texas 75006
(Address of principal executive offices including zip code)

(972) 418-0225
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)     Not applicable.

(b)      On December 4, 2007, William S. Davis, the Chairman of the Board of American Enterprise Development Corporation (the "Company"), resigned as a director and the Chairman of the Board. To the knowledge of the Company, Mr. Davis did not resign due to any disagreement with the Company, or because of any matter relating to the Company's operations, policies or practices.

(c)       Not applicable.

(d)       Not applicable.

(e)       Not applicable.

(f)        Not applicable.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN ENTERPRISE DEVELOPMENT CORPORATION

Date: December 10, 2007	By: /s/ C.K. Williams
C.K. Williams
Chief Executive Officer and President